GENERAL AND ADMINISTRATIVE EXPENSES (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2019	Jun. 30, 2018
GENERAL AND ADMINISTRATIVE EXPENSES
Employee benefits expense, including salaries and wages, net of capitalised overhead	$ (3,113)	$ (3,785)
Share-based payments expense	(277)	(186)
Transaction related expense	(1,033)	(12,377)
Other administrative expense	(4,421)	(3,704)
Total general and administrative expenses	$ (8,844)	$ (20,052)